EXHIBIT 10.17
[Name of Subsidiary Company]
STOCK OPTION
GRANT of Options made as of [•.]
TO: • (the “Participant”)
BY: • (the “Company”)
1. Equity Incentive Plan
The grant by the Company to the Participant of Options by this Agreement is made pursuant to the terms and conditions of the [•] Equity Incentive Plan, as amended (the “Plan”) of the Company. This Agreement and the terms and conditions of the grant of Options are subject in all respects to the terms and conditions of the Plan, which is made a part of this Agreement. The Participant, by acceptance of this Agreement, agrees to be bound by the Plan (and any regulations that may be established under the Plan) and acknowledges receipt of a copy of the Plan and this Agreement. Terms that are defined in the Plan and not otherwise defined in this Agreement shall have the same meaning when used in this Agreement as in the Plan.
2. Grant of Options
The Company grants to the Participant, effective the date of this Agreement, • options (defined in the Plan and this Agreement as “Options” or individually as an “Option”) to purchase Common Shares of the Company (which Common Shares, when purchased by the exercise of Options, are defined as “Optioned Shares”), subject to the terms and conditions of this Agreement and the Plan.
3. Option Price
The exercise price of each Option (which is defined in the Plan as the “Option Price”) is •.
4. Expiry Date
The Options shall terminate on, and may not be exercised in whole or in part after, 5:00 p.m. (Calgary time) on • (the “Expiry Date”), unless earlier terminated in accordance with the terms of the Plan or this Agreement.
5. Vesting
The Options shall vest and shall become exercisable as to one-third (1/3) on each of the first, second and third anniversaries of the date of this Agreement until the Expiry Date, unless otherwise set forth in this Agreement.
6. Exercise Condition
In addition to the vesting schedule set forth in paragraph 5, prior to the listing of the Common Shares of the Company on an Exchange, no Options can be exercised until such time as they have all vested as specified in paragraph 5 above (this is defined as the “Exercise Condition”). This Exercise Condition will no longer apply once the Common Shares of the Company are listed and posted for trading on an Exchange, or in other circumstances described in this Agreement.
7. Termination of Employment
If the Participant’s employment with the Company (or any subsidiary of the Company) is terminated before the Expiry Date, then the vesting of all Options shall stop immediately upon the Termination Date, and any Options that have vested as at the Termination Date shall remain in force and can be exercised by the Participant in accordance with the following provisions:
(a)	If the reason for termination of employment is due to either the resignation of the Participant or termination by the Company (or any subsidiary of the Company) for just cause, then the Participant will have 30 days after the Termination Date or until the Expiry Date (whichever is earlier) to exercise all or any portion of such vested Options, provided that the Exercise Condition (if still in effect) has been met.

(b)	If the reason for termination of employment is due to termination by the Company (or any subsidiary of the Company) without cause, then the Participant will have 30 days after the Termination Date or until the Expiry Date (whichever is earlier) to exercise all or any portion of such vested Options. In these circumstances, the Exercise Condition shall be waived.

(c)	If the Participant’s employment is terminated by reason of death or Disability, then the Participant (or his personal legal representative) may, within 180 days after the Termination Date or before the Expiry Date (whichever is earlier) exercise all or any portion of such vested Options. In these circumstances, the Exercise Condition shall be waived.
At the end of the periods specified above or the Expiry Date, whichever is earlier, all of the Options shall terminate and be of no further force or effect. “Termination Date” is defined in the Plan, and in no event shall any period during which the Participant is in receipt of or entitled to be in receipt of severance pay or pay in lieu of notice serve to extend the Termination Date.
8. Method of Exercise of Options and Payment
The Options shall be exercised (in accordance with the provisions of this Agreement and the Plan) from time to time by giving notice in writing to the Company and setting forth the number of Options being exercised. Such notice shall be accompanied by cash or certified cheque payable to the Company, or any other form of payment satisfactory to the Company, in the full amount of the purchase price for the Optioned Shares being purchased (such purchase price being equal to the number of Options being exercised times the Option Price). The Participant shall provide the Company with any additional documents that the Company may require. Upon the proper exercise of any Options, the Company shall forthwith issue to the Participant a share certificate representing the Optioned Shares acquired. The Participant acknowledges and agrees that for so long as the Repurchase Option granted by the Participant to the Company to purchase the Optioned Shares as provided for in section 9 below is in effect, that the share certificate(s) for the Optioned Shares being purchased shall be retained by the Secretary of the Company or his designee and the Participant agrees to immediately, upon the request of the Company, duly endorse such share certificate(s) in blank for transfer for purposes of section 9 below.

9. Option to Repurchase Optioned Shares
The Participant acknowledges that pursuant to section 14 of the Plan, the Participant hereby irrevocably grants to the Company an option to purchase from the Participant any Optioned Shares of the Company owned by the Participant (this option is defined in this Agreement as the “Repurchase Option”). The Repurchase Option in respect of any Optioned Shares may be exercised by the Company, in its sole discretion, at any time commencing 185 days (or such longer period of time as the Company may specify from time to time) after the issuance of any Optioned Shares as a result of an exercise of Options, and prior to the listing of the Common Shares of the Company on an Exchange. If the Company elects to exercise the Repurchase Option, then the following provisions (in addition to section 14 of the Plan) shall apply:
(a)	The sale by the Participant to the Company of the Optioned Shares that are the subject of the exercise by the Company of the Repurchase Option shall take place within five business days after service of notice by the Company on the Participant.

(b)	The purchase price payable for the Optioned Shares to be repurchased shall be based on the fair market value of such Optioned Shares (as established by the Company, acting reasonably). The purchase price to be paid to the Participant shall, at the option of the Company, be paid either by:
(i)	cash; or

(ii)	the issuance to the Participant of a number of common shares of The Westaim Corporation equal in value to the purchase price, based on the weighted average trading price of the common shares of The Westaim Corporation on The Toronto Stock Exchange for the five trading days immediately preceding the notice date.
(c)	Immediately upon payment of the purchase price by the Company to the Participant for the purchase of the Optioned Shares, the sale of the Optioned Shares by the Participant to the Company that are the subject of the exercise by the Company of the Repurchase Option shall be effective and the Participant shall no longer be a shareholder of the Company and the share certificate(s) for such purchased shares shall be cancelled.
For greater certainty, this Repurchase Option only applies to any Common Shares issued upon the exercise of the Option (Optioned Shares) and does not apply to the Option itself.
10. General Matters
(a)	Options are not transferable or assignable.

(b)	This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant’s part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant.

(c)	This Agreement and the Plan constitute the entire agreement between the parties relating to the grant of Options to the Participant.

(d)	For the grant of the Options to be effective, this Agreement must be executed by the Participant and returned to the Company.

(e)	This Agreement shall be governed by the laws of the Province of Alberta. The parties agree that any disputes under this Agreement shall be resolved by the courts of Alberta.

(f)	Time shall be of the essence of this Agreement.

(g)	The Participant acknowledges that neither the Plan or this Agreement restricts the Company’s ability to conduct its business (including, but not limited to, such decisions as transactions with related parties, new product development efforts, cancellation of existing products, mergers and acquisitions, or corporate dissolution) regardless of the effect those decisions may have on the value of Options.

(h)	The Participant shall not have any of the rights and privileges of a shareholder of the Company by virtue of being granted Options.
The Company and the Participant have executed this Agreement.
[Name of Subsidiary Company]

By:

By:

Witness	[Name of Participant]

[Name of Subsidiary Company]
STOCK OPTION
GRANT of Options made as of [•.]
TO: • (the “Participant”)
BY: • (the “Company”)
1. Equity Incentive Plan
The grant by the Company to the Participant of Options by this Agreement is made pursuant to the terms and conditions of the [•] Equity Incentive Plan, as amended (the “Plan”) of the Company. This Agreement and the terms and conditions of the grant of Options are subject in all respects to the terms and conditions of the Plan, which is made a part of this Agreement. The Participant, by acceptance of this Agreement, agrees to be bound by the Plan (and any regulations that may be established under the Plan) and acknowledges receipt of a copy of the Plan and this Agreement. Terms that are defined in the Plan and not otherwise defined in this Agreement shall have the same meaning when used in this Agreement as in the Plan.
2. Grant of Options
The Company grants to the Participant, effective the date of this Agreement, • options (defined in the Plan and this Agreement as “Options” or individually as an “Option”) to purchase Common Shares of the Company (which Common Shares, when purchased by the exercise of Options, are defined as “Optioned Shares”), subject to the terms and conditions of this Agreement and the Plan.
3. Option Price
The exercise price of each Option (which is defined in the Plan as the “Option Price”) is •.
4. Expiry Date
The Options shall terminate on, and may not be exercised in whole or in part after, 5:00 p.m. (Calgary time) on • (the “Expiry Date”), unless earlier terminated in accordance with the terms of the Plan or this Agreement.
5. Vesting
The Options shall vest and shall become exercisable as to one-third (1/3) on each of the first, second and third anniversaries of the date of this Agreement until the Expiry Date, unless otherwise set forth in this Agreement.
6. Exercise Condition
Not applicable.
7. Termination of Employment
If the Participant’s employment with the Company (or any subsidiary of the Company) is terminated before the Expiry Date, then the vesting of all Options shall stop immediately upon the Termination Date, and any Options that have vested as at the Termination Date shall remain in force and can be exercised by the Participant in accordance with the following provisions:
(a)	If the reason for termination of employment is due to either the resignation of the Participant or termination by the Company (or any subsidiary of the Company) for any reason whatsoever, then the Participant will have 30 days after the Termination Date or until the Expiry Date (whichever is earlier) to exercise all or any portion of such vested Options.

(b)	If the Participant’s employment is terminated by reason of death or Disability, then the Participant (or his personal legal representative) may, within 180 days after the Termination Date or before the Expiry Date (whichever is earlier) exercise all or any portion of such vested Options.
At the end of the periods specified above or the Expiry Date, whichever is earlier, all of the Options shall terminate and be of no further force or effect. “Termination Date” is defined in the Plan, and in no event shall any period during which the Participant is in receipt of or entitled to be in receipt of severance pay or pay in lieu of notice serve to extend the Termination Date.
8. Method of Exercise of Options and Payment
The Options shall be exercised (in accordance with the provisions of this Agreement and the Plan) from time to time by giving notice in writing to the Company and setting forth the number of Options being exercised. Such notice shall be accompanied by cash or certified cheque payable to the Company, or any other form of payment satisfactory to the Company, in the full amount of the purchase price for the Optioned Shares being purchased (such purchase price being equal to the number of Options being exercised times the Option Price). The Participant shall provide the Company with any additional documents that the Company may require. Upon the proper exercise of any Options, the Company shall forthwith issue to the Participant a share certificate representing the Optioned Shares acquired. The Participant acknowledges and agrees that for so long as the Repurchase Option granted by the Participant to the Company to purchase the Optioned Shares as provided for in section 9 below is in effect, that the share certificate(s) for the Optioned Shares being purchased shall be retained by the Secretary of the Company or his designee and the Participant agrees to immediately, upon the request of the Company, duly endorse such share certificate(s) in blank for transfer for purposes of section 9 below.
9. Option to Repurchase Optioned Shares
The Participant acknowledges that pursuant to section 14 of the Plan, the Participant hereby irrevocably grants to the Company an option to purchase from the Participant any Optioned Shares of the Company owned by the Participant (this option is defined in this Agreement as the “Repurchase Option”). The Repurchase Option in respect of any Optioned Shares may be exercised by the Company, in its sole discretion, at any time commencing 185 days (or such longer period of time as the Company may specify from time to time) after the issuance of any Optioned Shares as a result of an exercise of Options, and prior to the listing of the Common Shares of the Company on an Exchange. If the Company elects to exercise the Repurchase Option, then the following provisions (in addition to section 14 of the Plan) shall apply:

(a)	The sale by the Participant to the Company of the Optioned Shares that are the subject of the exercise by the Company of the Repurchase Option shall take place within five business days after service of notice by the Company on the Participant.

(b)	The purchase price payable for the Optioned Shares to be repurchased shall be based on the fair market value of such Optioned Shares (as established by the Company, acting reasonably). The purchase price to be paid to the Participant shall, at the option of the Company, be paid either by:
(i)	cash; or

(ii)	the issuance to the Participant of a number of common shares of The Westaim Corporation equal in value to the purchase price, based on the weighted average trading price of the common shares of The Westaim Corporation on The Toronto Stock Exchange for the five trading days immediately preceding the notice date.
(c)	Immediately upon payment of the purchase price by the Company to the Participant for the purchase of the Optioned Shares, the sale of the Optioned Shares by the Participant to the Company that are the subject of the exercise by the Company of the Repurchase Option shall be effective and the Participant shall no longer be a shareholder of the Company and the share certificate(s) for such purchased shares shall be cancelled.
For greater certainty, this Repurchase Option only applies to any Common Shares issued upon the exercise of the Option (Optioned Shares) and does not apply to the Option itself.
10. General Matters
(a)	Options are not transferable or assignable.

(b)	This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant’s part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant.

(c)	This Agreement and the Plan constitute the entire agreement between the parties relating to the grant of Options to the Participant.

(d)	For the grant of the Options to be effective, this Agreement must be executed by the Participant and returned to the Company.

(e)	This Agreement shall be governed by the laws of the Province of Alberta. The parties agree that any disputes under this Agreement shall be resolved by the courts of Alberta.

(f)	Time shall be of the essence of this Agreement.

(g)	The Participant acknowledges that neither the Plan or this Agreement restricts the Company’s ability to conduct its business (including, but not limited to, such decisions as transactions with related parties, new product development efforts, cancellation of existing products, mergers and acquisitions, or corporate dissolution) regardless of the effect those decisions may have on the value of Options.

(h)	The Participant shall not have any of the rights and privileges of a shareholder of the Company by virtue of being granted Options.
The Company and the Participant have executed this Agreement.
[Name of Subsidiary Company]

By:

By:

Witness	[Name of Participant]